CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenues	$ 31,258	$ 24,189	$ 20,701
Cost of revenues	6,984	5,726	5,002
Gross profit	24,274	18,463	15,699
Operating expenses:
Selling and marketing	18,294	12,699	12,140
Research and development	4,520	3,638	4,129
General and administrative	6,354	5,247	5,278
Total operating expenses	29,168	21,584	21,547
Operating loss	(4,894)	(3,121)	(5,848)
Financial income (expenses):
Financial income from cash, bank deposits and investments	454	244	1,591
Financial expenses from leases, notes, loans and other	(1,233)	(1,161)	(4,884)
Gain from derivatives instruments, net	442	2,433	3,925
Financial income (expenses), net	(337)	1,516	632
Loss before taxes on income	(5,231)	(1,605)	(5,216)
Taxes on income	(37)	(124)	(85)
Net loss	$ (5,268)	$ (1,729)	$ (5,301)
Loss per share (in U.S. dollars):
Basic	$ (0.02)	$ (0.01)	$ (0.02)
Diluted	$ (0.02)	$ (0.01)	$ (0.02)